UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 24, 2008, Apollo Gold Corporation (“Apollo”) issued a press release announcing that it had made a prepayment of US$1,952,000 on the US$4,789,000 balance outstanding under its facilities agreement with RMB Australia Holding Limited. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

Exhibit No.	Description
99.1
Press release of Apollo Gold Corporation dated October 24, 2008, announcing that it had made a prepayment of US$1,952,000 on the US$4,789,000 balance outstanding under Apollo’s facilities agreement with RMB Australia Holding Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2008

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development